MUNDER SERIES TRUST
MUNDER LARGE-CAP GROWTH FUND
480 Pierce Street
Birmingham, MI 48009
(800) 468-6337
Special Meeting of Shareholders to be held September 13, 2011
Dear Shareholders of the Large-Cap Growth Fund:
Please take note that Special Meetings of Shareholders of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company, will be held on Tuesday, September 13, 2011, at the offices of Munder Capital Management (“MCM”), 480 Pierce Street, Birmingham, Michigan 48009, at 2:00 p.m. Eastern time (“Meeting”).
At the Meeting, shareholders of the Large-Cap Growth Fund will be asked to consider a proposal that the Large-Cap Growth Fund be reorganized with and into the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of MST, to seek to provide the Large-Cap Growth Fund’s shareholders with (i) improved performance, (ii) lower total expenses, (iii) greater assets under management in a single fund by combining two funds with a significant overlap in their portfolio holdings, identical investment objectives, similar investment strategies, and the same portfolio management team into a single fund and (iv) the ability to eliminate certain costs of running the Large-Cap Growth Fund and Growth Opportunities Fund separately.
The Large-Cap Growth Fund and the Growth Opportunities Fund each have the same investment objective to provide long-term capital appreciation. The Large-Cap Growth Fund and Growth Opportunities Fund (collectively, the “Funds”) share a common investment advisor and administrator, MCM.
If shareholders of the Large-Cap Growth Fund approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) described in the accompanying materials, all of the assets of the Large-Cap Growth Fund will be transferred to the Growth Opportunities Fund in exchange for corresponding or designated shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Large-Cap Growth Fund and the assumption by the Growth Opportunities Fund of all of the liabilities of the Large-Cap Growth Fund (the “Reorganization”). The Large-Cap Growth Fund then will distribute to its respective shareholders shares of the Growth Opportunities Fund to which each such shareholder is entitled in complete liquidation of the Large-Cap Growth Fund. The proposal to approve the Reorganization includes the approval of the liquidation, termination and dissolution of the Large-Cap Growth Fund following the Reorganization.
The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. Management strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.
The Board of Trustees of the Large-Cap Growth Fund (the “Board”) believes that the completion of the proposed Reorganization will enable shareholders of the Large-Cap Growth Fund to benefit from the following: (1) the continued investment expertise of MCM, the investment advisor for the Growth Opportunities Fund, in managing assets that may include investment in similar securities to those held by the Large-Cap Growth Fund; and (2) the fixed and relatively fixed costs of the Large-Cap Growth Fund being spread over the larger asset base of the Growth Opportunities Fund, which is expected to result in a significant reduction in the per share expenses currently paid by shareholders of the Large-Cap Growth Fund.
If the Reorganization is approved by its shareholders, the Large-Cap Growth Fund will be combined with the Growth Opportunities Fund and, if you are a shareholder of the Large-Cap Growth Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Growth Opportunities Fund and (2) receive shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Large-Cap Growth Fund immediately prior to the closing of the Reorganization. No sales charges will be imposed on the Large-Cap Growth Fund shares participating in the Reorganization. As noted above, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Detailed information about the proposed Reorganization and the reasons for shareholders’ approval of the Reorganization Agreement are contained in the enclosed proxy solicitation materials.
The Board strongly urges you to vote FOR approval of the Reorganization Agreement.
Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than the close of business on September 12, 2011.
Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by telephone:	To vote by Internet:
(1) Read the Combined Proxy Statement and have the enclosed proxy card at hand.	(1) Read the Combined Proxy Statement and have the enclosed proxy card at hand.

(2) Call the toll-free number that appears on the enclosed proxy card.	(2) Go to the website that appears on the enclosed proxy card.

(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.	(3) Enter the control number set forth on the enclosed proxy card and follow the simple instructions.
We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.
NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.
If you have any questions after considering the enclosed materials, please call (800) 468-6337.
Sincerely,
[/s/ James V. FitzGerald]
James V. FitzGerald
President
Munder Series Trust

MUNDER SERIES TRUST
MUNDER LARGE-CAP GROWTH FUND
480 Pierce Street
Birmingham, MI 48009
(800) 468-6337
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on September 13, 2011
To the Shareholders of Munder Large-Cap Growth Fund:
NOTICE IS HEREBY GIVEN that Special Meeting of Shareholders of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company, will be held on Tuesday, September 13, 2011, at the offices of Munder Capital Management (“MCM”), 480 Pierce Street, Birmingham, Michigan 48009, at 2:00 p.m. Eastern time (“Meeting”), for the following purposes:
(1)	To approve or disapprove an Agreement and Plan of Reorganization providing for, among other things, (a) the acquisition of all of the assets of the Large-Cap Growth Fund by the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of MST, in exchange for corresponding or designated shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Large-Cap Growth Fund and the assumption by the Growth Opportunities Fund of all liabilities of the Large-Cap Growth Fund and (b) the subsequent liquidation, termination, and dissolution of the Large-Cap Growth Fund; and

(2)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on August 1, 2011.
EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
[/s/ James V. FitzGerald]
James V. FitzGerald
President
Munder Series Trust
August 12, 2011

COMBINED PROXY STATEMENT/PROSPECTUS DATED AUGUST 12, 2011
MUNDER SERIES TRUST
MUNDER GROWTH OPPORTUNITIES FUND
480 Pierce Street
Birmingham, Michigan 48009
(800) 468-6337
Special Meeting of Shareholders of Munder Large-Cap Growth Fund
to be held September 13, 2011
Relating to the Reorganization into Munder Growth Opportunities Fund
This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Munder Series Trust (“MST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of the Munder Large-Cap Growth Fund (“Large-Cap Growth Fund”), a diversified series of MST, for a Special Meeting of Shareholders of the Large-Cap Growth Fund (“Meeting”). The Meeting will be held on Tuesday, September 13, 2011 at 2:00 p.m. Eastern time, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009.
At the Meeting, shareholders of the Large-Cap Growth Fund will be asked to consider and act upon the following proposals:
(1)	To approve or disapprove an Agreement and Plan of Reorganization providing for, among other things, (a) the acquisition of all of the assets of the Large-Cap Growth Fund by the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of MST, in exchange for shares of the Growth Opportunities Fund and the assumption by the Growth Opportunities Fund of all liabilities of the Large-Cap Growth Fund and (b) the subsequent liquidation, termination, and dissolution of the Large-Cap Growth Fund; and

(2)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Under the proposed Reorganization Agreement, each shareholder of the Large-Cap Growth Fund would be entitled to receive shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate value of the shares of the Large-Cap Growth Fund held by that shareholder as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Large-Cap Growth Fund are being asked to approve a reorganization transaction that will result in them holding shares of the Growth Opportunities Fund, this Combined Proxy Statement also serves as a Prospectus for the Growth Opportunities Fund.
If the Reorganization Agreement is approved by shareholders of the Large-Cap Growth Fund, holders of Class A shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund and no sales charge will be imposed on the Class A shares of the Growth Opportunities Fund received by the Large-Cap Growth Fund shareholders. Holders of Class B, C and Y shares of the Large-Cap Growth Fund will receive shares of the corresponding class of the Growth Opportunities Fund. Subsequent to the Reorganization, any contingent deferred sales charge (“CDSC”) that applied to a shareholder’s Class B or C shares of the Large-Cap Growth Fund at the time of the Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or C shares of the Large-Cap Growth Fund will be included in the holding period.
Holders of Class K shares of the Large-Cap Growth Fund will receive shares of A class of the Growth Opportunities Fund (and no sales charge will be imposed on the Class A shares of the Growth Opportunities Fund received by the Large-Cap Growth Fund Class K shareholders).
The Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, the Large-Cap

Growth Fund’s shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.
The investment objectives of the Large-Cap Growth Fund and the Growth Opportunities Fund (each a “Fund” and together the “Funds”) are identical. However, there are certain differences in investment policies and strategies of the Funds, which are described below and elsewhere in this Proxy Statement/Prospectus.
The Large-Cap Growth Fund and Growth Opportunities Fund are diversified series of MST. Each Fund’s investment objective is to provide long-term capital appreciation. Some of key the differences between the Funds are as follows:
The Large-Cap Growth Fund pursues its investment objective by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. Large-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 1000® Index ($209 million to $414.4 billion as of March 31, 2011).
The Growth Opportunities Fund pursues its investment objective by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies Munder Capital Management (‘MCM”) believes will benefit from these trends.
•	A significant portion of the Growth Opportunities Fund’s investments will be in companies positioned to benefit from the secular growth of: (1) the Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and (2) science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.

•	The Growth Opportunities Fund is required to invest at least 25% of its total assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.
MCM serves as investment advisor for each Fund and is described in more detail under “Information About Management of the Funds.”
This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Growth Opportunities Fund that a prospective investor should know before investing. A Statement of Additional Information (“SAI”) dated August 12, 2011 relating to this Proxy Statement/ Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 468-6337, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be promptly mailed one free of charge.
The following documents have been filed with the Securities and Exchange Commission: (1) the Prospectus of the Large-Cap Growth Fund (Class A, B, C, K and Y shares) dated October 30, 2010, as supplemented; (2) the Prospectus of the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated October 30, 2010, as amended and restated on March 1, 2011; (3) the SAI for the Large-Cap Growth Fund and Growth Opportunities Fund dated October 31, 2010, as amended and restated on July 5, 2011; (4) the Annual Report for the Large-Cap Growth Fund (Class A, B, C, K and Y shares) dated June 30, 2010; (5) the Semi-Annual Report for the Large-Cap Growth Fund (Class A, B, C, K and Y shares) dated December 31, 2010; (6) the Annual Report for the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated June 30, 2010; and (7) the Semi-Annual Report for the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated December 31, 2010. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at (800) 468-6337 or by writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009.
Accompanying this Proxy Statement/Prospectus as Appendix D is a copy of the form of Agreement and Plan of Reorganization pertaining to the transactions.

Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

PROPOSAL NO. 1
APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION
Q. How will the Reorganization affect me?
A. In the Reorganization, the assets of the Large-Cap Growth Fund will be combined with those of the Growth Opportunities Fund and the liabilities of the Large-Cap Growth Fund will be assumed by the Growth Opportunities Fund. Following the Reorganization, you will become a shareholder of the Growth Opportunities Fund and will receive shares of the Growth Opportunities Fund that are equal in value to the shares of the Large-Cap Growth Fund that you held immediately prior to the closing of the Reorganization. Shareholders of Class A, B, C and Y shares of the Large-Cap Growth Fund will receive Class A, B, C and Y shares, respectively, of the Growth Opportunities Fund. Shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund without the imposition of any sales charge normally applicable to purchases of Class A shares. The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Large-Cap Growth Fund will not recognize any taxable gain or loss as a result of the Reorganization.
Q. Why is the Reorganization being recommended?
A. The primary purposes of the proposed Reorganization of the Large-Cap Growth Fund are to seek to provide the Large-Cap Growth Fund’s shareholders with (i) improved performance, (ii) lower total expenses, (iii) greater assets under management in a single fund by combining two funds with a significant overlap in their portfolio holdings, identical investment objectives, similar investment strategies, and the same portfolio management team into a single fund, and (iv) the ability to eliminate certain costs of running the Large-Cap Growth Fund and Growth Opportunities Fund separately.
Before approving the proposed Reorganization, the Board evaluated the benefits to the shareholders of the Large-Cap Growth Fund, including (i) the steady and significant decline in the assets and resulting relatively low asset levels of the Large-Cap Growth Fund compared to those of the Growth Opportunities Fund (which has negatively affected the Large-Cap Growth Fund’s expense ratios and is likely to further increase such ratios in the future), (ii) the opportunity to increase assets by combining the Large-Cap Growth Fund with a larger Fund that is expected to have greater investment and distribution opportunities, and (iii) the continued investment expertise of MCM. After careful consideration, the Board determined that the Reorganization Agreement is in the best interests of the Large-Cap Growth Fund and its respective shareholders. Through this proxy, they are submitting the proposal for Reorganization to you—the shareholders of the Large-Cap Growth Fund—for a vote.
Q. How do the fees paid by the Growth Opportunities Fund compare to those payable by the Large-Cap Growth Fund?
A. The pro forma total per share operating expenses for each corresponding or designated class of shares of the Growth Opportunities Fund (assuming completion of the Reorganization) are expected to be lower than the current per share operating expenses of each class of the Large-Cap Growth Fund. The investment advisory fee for the Growth Opportunities Fund is the same as the investment advisory fee for the Large-Cap Growth Fund. (Please see “Summary—Comparison of Fees and Expenses” below.)
Q. Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?
A. No. The full value of each share of the Large-Cap Growth Fund will be exchanged for shares of the corresponding or designated class of the Growth Opportunities Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.
Q. Who serves as investment advisor to the Funds?
A. MCM is the investment advisor (and administrator) for each Fund.

Q. Will I have to pay any federal income taxes as a result of the Reorganization?
A. Each transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Large-Cap Growth Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the Large-Cap Growth Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.
Q. How do the purchase, redemption, exchange and conversion policies of the Growth Opportunities Fund compare to those of the Large-Cap Growth Fund?
A. There are no differences between the purchase, redemption, exchange and conversion policies of the Growth Opportunities Fund and the Large-Cap Growth Fund. However, shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund, which will be subject to the purchase, redemption, exchange and conversion policies applicable to Class A shares. For details on how to purchase, exchange, redeem or convert shares of the Growth Opportunities Fund, see “Appendix C—How to Purchase, Sell, Exchange and Convert Shares.”
Q. Will I continue to be able to exchange my shares for shares of other funds in the Munder family of mutual funds?
A. Yes. As with Class A, B, C and Y shares of the Large-Cap Growth Fund, you will be able to exchange Class A, B, C, or Y shares of the Growth Opportunities Fund for the same class of shares of other Munder Funds, which are series of MST, subject to certain restrictions described in the prospectus of each Munder Fund. Shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund, which you will be able to exchange for Class A shares of other Munder Funds. Such exchanges will not be subject to any sales charges. Before requesting any such exchange, you should carefully review the applicable prospectus for the other Munder Fund to ensure that it meets your investment objectives and needs.
Q. Who will pay the expenses relating to the Reorganization?
A. MCM will bear all of the expenses of the Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization. Although the Funds hold approximately 98% of the same portfolio securities with similar weightings, the positions of certain holdings of the Large-Cap Growth Fund that are transferred to the Growth Opportunities Fund in connection with the Reorganization may be increased or decreased. The brokerage fees and brokerage expenses associated with the portfolio rebalancing following the Reorganization are expected to be approximately $500.
Q. What happens if the Reorganization Agreement is not approved?
A. If the Reorganization Agreement is not approved by shareholders, the Reorganization will not occur. In such an event, the Large-Cap Growth Fund and Growth Opportunities Fund will continue to operate separately, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Large-Cap Growth Fund and its shareholders, including but not limited to liquidation of the Large-Cap Growth Fund.
Q. What if there are not enough votes to reach a quorum by the scheduled date of a special shareholder meeting?
A. If a quorum is not obtained by the scheduled Meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expenses and delay associated with additional proxy solicitation efforts. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. If MCM reasonably believes that such further solicitation is not likely to be successful in obtaining the required quorum without significant additional expense, the proxy solicitation may be abandoned and MCM and the Board of

Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Large-Cap Growth Fund and its shareholders, including but not limited to liquidation of the Large-Cap Growth Fund.
Q. Who is eligible to vote?
A. Only Large-Cap Growth Fund shareholders who are record holders on August 1, 2011 are entitled to attend and vote at the meeting or any adjournments thereof.
Q. How many votes am I entitled to cast?
A. You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Large-Cap Growth Fund that you owned on the record date.
Q. How do I vote my shares?
A. You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card. Please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted in the discretion of the persons named as proxies.
Q. Whom do I call if I have questions after reading these materials?
A. If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call The Altman Group, our proxy solicitor, toll free at (800) 331-7487.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a copy of which are attached to this Proxy Statement/ Prospectus as Appendix D. The materials in the exhibits and the SAI dated August 12, 2011, for the Growth Opportunities Fund are hereby incorporated by reference into this Proxy Statement/Prospectus.
PROPOSED REORGANIZATION
At a meeting held on May 17, 2011, the Board of Trustees of MST approved the Reorganization Agreement, subject to the approval of the shareholders of the Large-Cap Growth Fund. The Reorganization Agreement provides for:
•	the transfer of all of the assets of the Large-Cap Growth Fund to the Growth Opportunities Fund in exchange for corresponding or designated shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Large-Cap Growth Fund and the assumption by the Growth Opportunities Fund of all of the liabilities of the Large-Cap Growth Fund;

•	the distribution to each of the shareholders of the Large-Cap Growth Fund of corresponding shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Large-Cap Growth Fund held by that shareholder immediately prior to the closing of the Reorganization; and

•	the complete liquidation of the Large-Cap Growth Fund and the subsequent termination and dissolution of the Large-Cap Growth Fund in accordance with applicable law and MST’s organizational documents.
The Reorganization is scheduled to be effective as of the close of business on Friday, September 16, 2011 (“Closing Date”). The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree. As a result of the Reorganization, each shareholder of the Large-Cap Growth Fund will become the owner of the number of full and fractional shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Large-Cap Growth Fund shares as of the close of business on the Closing Date. Shareholders of Class A, B, C, and Y shares of the Large-Cap Growth Fund, as applicable, will receive Class A, B, C and Y shares, respectively, of the Growth Opportunities Fund. Shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund without the imposition of any sales charge normally applicable to purchases of Class A shares. See “Information About the Reorganization” below.
For the reasons set forth below under “Reasons for the Reorganization,” the Board of Trustees of MST, including all of the Trustees deemed to be “independent”, to the extent such Trustees are not considered to be “interested persons” of the Large-Cap Growth Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), has concluded that (1) the Reorganization would be in the best interests of the Large-Cap Growth Fund, (2) the interests of the Large-Cap Growth Fund’s existing shareholders would not be diluted as a result of the Reorganization, and (3) the Reorganization Agreement should be submitted to shareholders of the Large-Cap Growth Fund for approval. The Board of Trustees of MST has also approved the Reorganization on behalf of the Growth Opportunities Fund.
The Board recommends that you vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

Comparison of Fees and Expenses
The following tables compare the fees and expenses of each class of the Large-Cap Growth Fund and the Growth Opportunities Fund for the fiscal year ended June 30, 2010. (Information for the Growth Opportunities Fund is based on periods when it was known as the Munder Internet Fund).
In approving the proposed Reorganization, the Board considered the fact that average net assets of the Large-Cap Growth Fund during the fiscal year ended June 30, 2010 were substantially higher than actual levels at June 30, 2010, and that average net assets continued to decline after June 30, 2010. The Board further recognized the significant negative impact on projected expense ratios for the Large-Cap Growth Fund resulting from these decreases in assets.
Fees and Expenses as of June 30, 2010: The tables below provide information based on the fiscal year ended June 30, 2010.
•	Columns 1 and 2 reflect the actual fees and expenses for each class of the Large-Cap Growth Fund and the Growth Opportunities Fund, respectively, for the fiscal year ended June 30, 2010, adjusted for the Growth Opportunities Fund management fee effective March 1, 2011.

•	Column 3 reflects the pro forma fees and expenses of the combined Growth Opportunities Fund, adjusted for the management fee effective March 1, 2011, merged with the Large-Cap Growth Fund, as if the Reorganization had occurred as of July 1, 2010.

FEES AND EXPENSES
			Growth		Combined Pro Forma:
	Large-Cap		Opportunities		Growth Opportunities
	Growth Fund		Fund		Fund
Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75	%(a)	0.75	%(a)
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	0.71%		1.00%		0.93%
Total Annual Fund Operating Expenses	1.46%		1.75	%(a)	1.68	%(a)
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(b)	5.5	%(b)	5.5	%(b)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	(c)	None	(c)	None	(c)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75	%(a)	0.75	%(a)
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	0.71%		1.00%		0.93%
Total Annual Fund Operating Expenses	1.71%		2.00	%(a)	1.93	%(a)

FEES AND EXPENSES
			Growth		Combined Pro Forma:
	Large-Cap		Opportunities		Growth Opportunities
	Growth Fund		Fund		Fund
Class B Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	5	%(d)	5	%(d)	5	%(d)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75	%(a)	0.75	%(a)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.71%		1.01%		0.94%
Total Annual Fund Operating Expenses	2.46%		2.76	%(a)	2.69	%(a)
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1	%(e)	1	%(e)	1	%(e)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		0.75	%(a)	0.75	%(a)
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.71%		1.00%		0.93%
Total Annual Fund Operating Expenses	2.46%		2.75	%(a)	2.68	%(a)
Class K Shares(f)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		N/A		N/A
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		N/A		N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%		N/A		N/A
Distribution and/or Service (12b-1) Fees	0.00%		N/A		N/A
Other Expenses	0.96%		N/A		N/A
Total Annual Fund Operating Expenses	1.71%		N/A		N/A

(a)	Restated to reflect the management fees effective March 1, 2011.

(b)	The sales charge declines as the amount invested increases.

(c)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(e)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

(f)	Under the Agreement and Plan of Reorganization, shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund.
Expense Example as of June 30, 2010: This example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y Shares
Large-Cap Growth Fund	$149	$462	$798	$1,747
Growth Opportunities Fund	$178	$551	$949	$2,062
Pro Forma: Combined Growth Opportunities Fund	$171	$530	$913	$1,987
Class A Shares
Large-Cap Growth Fund	$714	$1,059	$1,427	$2,458
Growth Opportunities Fund	$742	$1,143	$1,568	$2,749
Pro Forma: Combined Growth Opportunities Fund	$735	$1,123	$1,535	$2,680
Class B Shares (Assuming You Sold Your Shares at the End of the Period)
Large-Cap Growth Fund	$749	$1,066	$1,510	$2,610
Growth Opportunities Fund	$779	$1,156	$1,659	$2,908
Pro Forma: Combined Growth Opportunities Fund	$772	$1,135	$1,625	$2,839
Class B Shares (Assuming You Stayed in the Fund)
Large-Cap Growth Fund	$249	$766	$1,310	$2,610
Growth Opportunities Fund	$279	$856	$1,459	$2,908
Pro Forma: Combined Growth Opportunities Fund	$272	$835	$1,425	$2,839
Class C Shares (Assuming You Sold Your Shares at the End of the Period)
Large-Cap Growth Fund	$349	$766	$1,310	$2,795
Growth Opportunities Fund	$378	$853	$1,454	$3,080
Pro Forma: Combined Growth Opportunities Fund	$371	$832	$1,420	$3,012
Class C Shares (Assuming You Stayed in the Fund)
Large-Cap Growth Fund	$249	$766	$1,310	$2,795
Growth Opportunities Fund	$278	$853	$1,454	$3,080
Pro Forma: Combined Growth Opportunities Fund	$271	$832	$1,420	$3,012
Class K Shares*
Large-Cap Growth Fund (Class K)	$174	$539	$929	$2,020
Growth Opportunities Fund (Class A)	$742	$1,143	$1,568	$2,749
Pro Forma: Combined Growth Opportunities Fund (Class A)	$735	$1,123	$1,535	$2,680

*	Under the Agreement and Plan of Reorganization, shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund. The pro forma expenses shown for Class K shares include the front-end sales charge (load) applicable to Class A shares.
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
Projected Expenses as of April 29, 2011: The average net assets of the Large-Cap Growth Fund during the fiscal year ended June 30, 2010 were substantially higher than actual levels at June 30, 2010, and the Fund’s average net assets continued to decline after June 30, 2010. These decreases in assets resulted in a significant negative impact on projected expense ratios for the Large-Cap Growth Fund. Based on the fiscal year ended June 30, 2010 adjusted for the April 29, 2011 net assets and expenses of each Fund, the Total Annual Fund Operating Expenses for the fiscal year ending June 30, 2011, were projected to be: 1.70% for Class Y shares of the Large-Cap Growth Fund, 1.50% for Class Y shares of the Growth Opportunities Fund, and 1.45% for Class Y shares of the Combined Pro Forma Growth Opportunities Fund; 1.95% for Class A shares of the Large-Cap Growth Fund, 1.75% for Class A shares of the Growth Opportunities Fund, and 1.70% for Class A shares of the Combined Pro Forma Growth Opportunities Fund; 2.70% for Class B shares of the Large-Cap Growth Fund, 2.50% for Class B shares of the Growth Opportunities Fund, and 2.45% for Class B shares of the Combined Pro Forma Growth Opportunities Fund; 2.70% for Class C shares of the Large-Cap Growth Fund, 2.50% for Class C shares of the Growth Opportunities Fund, and 2.45% for Class C shares of the Combined Pro Forma Growth Opportunities Fund; 1.95% for Class K shares of the Large-Cap Growth Fund, 1.75% for Class A shares of the Growth Opportunities Fund, and 1.70% for Class A shares of the Combined Pro Forma Growth Opportunities Fund. Under the Agreement and Plan of Reorganization, shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund.

Transaction Costs: Following the closing of the Reorganization, we expect that certain holdings of the Large-Cap Growth Fund that are transferred to the Growth Opportunities Fund in connection with the Reorganization may be sold. Any sale of such holdings will result in additional transaction costs for the Growth Opportunities Fund and its shareholders (which will not be assumed or paid by MCM) and will be a taxable event. However, it is expected that (i) any transaction costs will be minimal because the Funds hold approximately 98% of the same portfolio securities with similar weightings and (ii) any capital gains on such a sale will be offset by capital loss carryovers that are available to the Growth Opportunities Fund.
Comparison of Investment Objectives and Principal Investment Strategies
This section will help you compare the investment objectives and principal investment strategies of the Large-Cap Growth Fund and the Growth Opportunities Fund. Please note that this is only a brief discussion. Additional comparative information of the Funds’ investment strategies and risks, as well as differences among their fundamental investment restrictions, can be found below under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” and in Appendix A.
Each Fund’s investment objective is to provide long-term capital appreciation. MCM is the investment advisor for each Fund.
The same team of professionals employed by MCM makes investment decisions for both the Large-Cap Growth Fund and the Growth Opportunities Fund. The team consists of Michael P. Gura, Mark A. Lebovitz and Kenneth A. Smith. Mr. Smith makes final investment decisions for each Fund.
Michael P. Gura, CFA, Senior Portfolio Manager, has been a member of the Large-Cap Growth Fund’s portfolio management team continuously since 2005, also serving on the team from 2002 to 2004. He has been a member of the Growth Opportunities Fund’s portfolio management team since 2010.
Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, has been a member of the Large-Cap Growth Fund’s portfolio management team since 2010. He has been a member of the Growth Opportunities Fund’s portfolio management team since 2005.
Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Large-Cap Growth Fund’s portfolio management team since 2010. He has been a member of the Growth Opportunities Fund’s portfolio management team since 1999.
For the Large-Cap Growth Fund, MCM pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Large-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 1000® Index ($209 million to $414.4 billion as of March 31, 2011).
Although the Large-Cap Growth Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund’s foreign securities investments will generally be limited to U.S. dollar-denominated securities of foreign issuers that are traded in the United States.
The Large-Cap Growth Fund may concentrate its investments in one or more economic sectors, but will not concentrate its investments within any particular industry.
From time to time, MCM will use exchange-traded funds (ETFs) to manage cash in the Large-Cap Growth Fund.
For the Growth Opportunities Fund, MCM pursues long-term capital appreciation by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies MCM believes will benefit from these trends. A significant portion of the Fund’s investments will be in companies positioned to benefit from the secular growth of:
•	The Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and

•	Science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.
The Growth Opportunities Fund is required to invest at least 25% of its total assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. This policy cannot be changed without shareholder approval.
Although the Growth Opportunities Fund will primarily be invested in domestic securities, up to 25% of each Fund’s assets may be invested in foreign securities, including emerging market country securities.
There is no limit on the market capitalization of the companies in which the Growth Opportunities Fund may invest; therefore, the Growth Opportunities Fund’s investments may include small-, mid- and large-capitalization companies.
Performance of the Large-Cap Growth Fund and the Growth Opportunities Fund
The bar charts and tables on the following pages provide some indication of the risk of an investment in each Fund. The bar charts show the changes in each Fund’s performance from year to year and show each Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of at least one broad-based securities market index.
Additional information regarding the performance of each of the Funds is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Appendix B to this Proxy Statement/Prospectus.
The annual returns in the bar charts are for each Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
Please see “Summary Comparison of Fees and Expenses” above for information about the difference between the fees and expenses of each Fund.
When you consider this information, please remember that each Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. In the case of the Growth Opportunities Fund, you should also consider the fact that, until January 1, 2010, the Fund was known as the Munder Internet Fund and was managed using different investment strategies during the periods prior to that date, although it continues to invest at least 25% of its assets in internet-related companies as discussed above.
LARGE-CAP GROWTH FUND
CLASS Y SHARES TOTAL RETURN (%)
per calendar year

YTD through 3/31/11:	6.71%
Best Quarter:	13.66%	(quarter ended 6/30/03)
Worst Quarter:	-23.64%	(quarter ended 12/31/08)

AVERAGE ANNUAL TOTAL RETURNS				Since
for periods ended December 31, 2010	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 8/16/93)
Return Before Taxes	15.17	0.23	-0.38	5.48
Return After Taxes on Distributions	15.17	0.02	-0.57	4.84
Return After Taxes on Distributions and Sale of Fund Shares	9.86	0.23	-0.34	4.68
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	7.22
CLASS A (Inception 8/4/93)
Return Before Taxes	8.62	-1.13	-1.20	4.86
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	7.43
CLASS B (Inception 4/29/93)
Return Before Taxes	9.08	-1.11	-1.22	4.86
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	7.37
CLASS C (Inception 9/20/93)
Return Before Taxes	13.04	-0.75	-1.37	4.47
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	7.30
CLASS K (Inception 6/23/95)
Return Before Taxes	14.99	-0.01	-0.62	4.61
Russell 1000® Growth Index (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	6.44
GROWTH OPPORTUNITIES FUND
CLASS Y SHARES TOTAL RETURN (%)
per calendar year

YTD through 3/31/11:	6.80%
Best Quarter:	39.17%	(quarter ended 12/31/01)
Worst Quarter:	-47.53%	(quarter ended 9/30/01)

AVERAGE ANNUAL TOTAL RETURNS				Since
for periods ended December 31, 2010	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 6/1/98)
Return Before Taxes	19.63	6.44	-1.94	4.43
Return After Taxes on Distributions	19.63	6.44	-1.94	4.37
Return After Taxes on Distributions and Sale of Fund Shares	12.76	5.57	-1.62	3.87
Russell 1000® Growth Index* (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	1.89
S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	2.93
CLASS A (Inception 8/19/96)
Return Before Taxes	12.78	4.99	-2.72	8.44
Russell 1000® Growth Index* (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	5.42
S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	6.56

AVERAGE ANNUAL TOTAL RETURNS				Since
for periods ended December 31, 2010	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS B (Inception 6/1/98)
Return Before Taxes	13.48	5.06	-2.76	3.66
Russell 1000® Growth Index* (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	1.89
S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	2.93
CLASS C (Inception 11/3/98)
Return Before Taxes	17.47	5.39	-2.90	2.59
Russell 1000® Growth Index* (reflects no deductions for fees, expenses or taxes)	16.71	3.75	0.02	1.61
S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	15.06	2.29	1.41	2.92

*	The Russell 1000® Growth Index includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index includes approximately 1,000 of the largest securities in the Russell 3000 Index based on a combination of their market cap and current index membership. The Russell 3000® Index is a capitalization-weighted index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.
The index returns from inception for Class Y, A, B, C and K shares of the Large-Cap Growth Fund are as of 9/1/93, 8/1/93, 5/1/93, 10/1/93 and 7/1/95, respectively. The index returns from inception for Class Y, A, B and C shares of the Growth Opportunities Fund are as of 6/1/98, 9/1/96, 6/1/98 and 11/1/98, respectively.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B, C and K shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
Purchase, Redemption, Exchange and Conversion Policies
Each Fund is subject to certain minimum investment requirements and charges in connection with purchases, redemptions and exchanges of shares. Waivers may be available in certain types of transactions and to certain types of investors. For details on how to purchase, exchange, redeem or convert shares of the Growth Opportunities Fund, see “Appendix C—How to Purchase, Sell, Exchange and Convert Shares.”
Dividends and Distributions
Each Fund declares and pay dividends from net investment income, if any, and distribute net realized capital gains, if any, at least annually. Dividends are generally subject to federal income tax. For each Fund, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the respective Funds at NAV, without any front-end or contingent deferred sales charge. Following the Reorganizations, shareholders of each Large-Cap Growth Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Growth Opportunities Fund. See “Appendix C—How to Purchase, Sell, Exchange and Convert Shares” for a further discussion regarding the distribution policies of the Growth Opportunities Fund.

Tax Consequences
Completion of each Reorganization is subject to the Large-Cap Growth Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Reorganizations—Federal Income Tax Consequences.”
COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RISKS OF INVESTING IN THE FUNDS
The following discussion comparing investment objectives, principal investment strategies and risks of the Large-Cap Growth Fund and the Growth Opportunities Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, principal investment strategies and risks set forth in the Prospectus of the Large-Cap Growth Fund dated October 30, 2010, as supplemented and the Prospectus of the Growth Opportunities Fund dated October 30, 2010 as restated on March 1, 2011, and as supplemented. Please also refer to the additional comparative information provided in Appendix A for a description of the Funds’ other investment strategies and risks and differences in fundamental investment restrictions.
Investment Objectives
The Large-Cap Growth Fund and Growth Opportunities Fund each has an identical investment objective to provide long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Funds are compatible, although not identical. Each Fund invests in different types of securities in pursuing its investment objective of long-term capital appreciation. The Large-Cap Growth Fund primarily invests in equity securities of large-capitalization companies and the Growth Opportunities Fund primarily invests in securities of companies that MCM believes will benefit from secular growth trends. A significant portion of the Growth Opportunities Fund’s investments will be in companies positioned to benefit from the secular growth of the Internet and science and technology. Although the Growth Opportunities Fund may invest in a broader range of securities, the types of securities in which the Large-Cap Growth Fund primarily invests is encompassed within the types of securities in which the Growth Opportunities Fund primarily invests. However, the Growth Opportunities Fund is likely to have a significant portion of its investments within the information technology sector. The principal investment strategies of each Fund are more fully described below.
For the Large-Cap Growth Fund, MCM pursues long-term capital appreciation in the Fund by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities (i.e., common stocks, preferred stocks, convertible securities and rights and warrants) of large-capitalization companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Large-capitalization companies means those companies with market capitalizations within the range of companies included in the Russell 1000® Index ($209 million to $414.4 billion as of March 31, 2011).
Although the Large-Cap Growth Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities. The Fund’s foreign securities investments will generally be limited to U.S. dollar-denominated securities of foreign issuers that are traded in the United States.
The Large-Cap Growth Fund may concentrate its investments in one or more economic sectors, but will not concentrate its investments within any particular industry.
From time to time, MCM will use exchange-traded funds (ETFs) to manage cash in the Large-Cap Growth Fund.
For the Growth Opportunities Fund, MCM pursues long-term capital appreciation by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies MCM believes will benefit from these trends. A significant portion of the Growth Opportunities Fund’s investments will be in companies positioned to benefit from the secular growth of:
•	The Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and

•	Science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.
The Growth Opportunities Fund is required to invest at least 25% of its total assets in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses. As a result of the foregoing strategies and policy, the Growth Opportunities Fund is likely to have a significant level of investment within the information technology sector. The Growth Opportunities Fund may also invest in other sectors, industries and types of companies that MCM believes exhibit attractive growth characteristics.
Although the Growth Opportunities Fund will primarily be invested in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including emerging market country securities.
There is no limit on the market capitalization in which the Growth Opportunities Fund may invest; therefore, the Fund’s investments may include small-, mid- and large-capitalization companies.
In selecting investments for the Large-Cap Growth Fund, MCM looks for companies that MCM believes will grow faster than the average company in the Russell 1000® Growth Index. The Fund typically holds 60 to 90 securities. MCM may consider one or more of the following factors in selecting the Fund’s investments:
•	revenue and earnings growth rates that are superior to their peers;

•	dominant market position;

•	solid balance sheet;

•	high quality of earnings; and

•	price momentum.
In selecting individual securities for the Growth Opportunities Fund, MCM employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, MCM attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company.
The Funds have also adopted certain fundamental investment restrictions, which may not be changed without shareholder approval. The Funds’ fundamental investment restrictions are identical except with respect to concentration of investments within a particular industry. See Appendix A for a side-by-side comparison of the Funds’ fundamental investment restrictions.
Principal Investment Risks
All investments carry some degree of risk that will affect the value of the Funds’ portfolio investments, their investment performance and the Funds’ price per share. As a result, you may lose money if you invest in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Principal Risk Factors Common to Each Fund
Each Fund shares the following principal investment risks:
Stock Market Risk

The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Risk Factors Unique to the Large-Cap Growth Fund
The Large-Cap Growth Fund is also subject to the following additional principal investment risks.
Sector Concentration Risk
The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund is concentrated in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in health care and information technology companies. The values of health care and information technology companies are particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Health care stocks are also heavily influenced by the impact of cost containment measures. Technology stocks, especially those of less-seasoned companies, tend to be more volatile than the overall market.
ETF Risk
ETFs are investment companies that are bought and sold on a securities exchange. The risks of owning an ETF are generally comparable to the risks of owning the underlying securities held by the ETF. However, when the Fund invests in an ETF, it will bear additional expenses based on its pro rata share of the ETF’s operating expenses. In addition, because of these expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Risk Factors Unique to the Growth Opportunities Fund
The Growth Opportunities Fund is also subject to the following additional principal investment risks.
Sector/Industry Concentration Risk
A significant amount of the Fund’s assets is likely to be invested within one economic sector, the information technology sector, and/or within one or more Internet-related industries. When the Fund focuses its investments in a sector or industry, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector or industry. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified.
Information Technology Sector Investing Risk
Information technology companies tend to rely significantly on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Internet-Related Investing Risk
Internet-related companies are primarily companies within the information technology sector and therefore subject to the risks associated with investing in that sector. The value of Internet-related companies in other economic sectors (i.e., those that utilize the Internet to enhance their business models) is also susceptible to changes in factors affecting competition, such as the overall health of the economy, consumer confidence and spending, changes in demographics and consumer tastes, and interest rates.
Science and Technology Investing Risk
Science and technology companies tend to rely significantly on scientific or technological events or advances in their product development, production or operations. The value of certain science and technology companies, therefore, is particularly vulnerable to rapid changes in technology product cycles and competition. In certain sectors, such as the health care and energy sectors, tax policy, government regulation and/or cost containment measures may also influence the value of such companies. Further, biotechnology companies are significantly influenced by patent consideration and intense competition and may have persistent losses during a new product’s transition from development to production, causing greater price volatility than for other types of health care companies. Energy companies are particularly vulnerable to fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services. Further, science and technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Small or medium-sized companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of small or medium-sized companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
INFORMATION ABOUT THE REORGANIZATION
Reorganization Agreement
The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix D. The Reorganization Agreement provides that the Growth Opportunities Fund will acquire all of the assets, subject to all of the liabilities, of the Large-Cap Growth Fund in exchange for corresponding or designated shares of the Growth Opportunities Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Friday, September 16, 2011 (“Closing Date”). The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree. The net asset value (“NAV”) per share of the Large-Cap Growth Fund and the NAV per share of the Growth Opportunities Fund will be determined by dividing each Fund’s assets, less liabilities, by the total number of its outstanding shares.
Each Fund utilizes State Street Bank and Trust Company, the sub-administrator for each Fund, to calculate the NAV for its shares and classes, as applicable. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC. The number of full and fractional shares of the Growth Opportunities Fund you will receive in the applicable Reorganization will be equal in value to the value of your shares of the Large-Cap Growth Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
As promptly as practicable after the Closing Date, the Large-Cap Growth Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Growth Opportunities Fund received by the Large-Cap Growth Fund in the Reorganization. The Large-Cap Growth Fund

will accomplish the liquidation and distribution with respect to each class of the Large-Cap Growth Fund’s shares by the transfer of the Growth Opportunities Fund shares then credited to the account of the Large-Cap Growth Fund on the books of the Growth Opportunities Fund to open accounts on the share records of the Growth Opportunities Fund in the names of the Large-Cap Growth Fund’s shareholders.
The aggregate NAV of Class A, B, C, A and Y shares of the Growth Opportunities Fund that will be credited to shareholders of Class A, B, C, K and Y of the Large-Cap Growth Fund, respectively, will, with respect to each share class, be equal to the aggregate NAV of the corresponding shares of the Large-Cap Growth Fund owned by shareholders of the Large-Cap Growth Fund on the on the Closing Date. All issued and outstanding shares of the Large-Cap Growth Fund will simultaneously be canceled on the books of the Large-Cap Growth Fund. The Growth Opportunities Fund will not issue certificates representing the Class A, B, C or Y shares of the Growth Opportunities Fund issued in connection with such transaction. After such distribution, MST will take all necessary steps under Delaware law, MST’s Declaration of Trust and By-Laws, and any other applicable laws or regulations to effect a complete dissolution of the Large-Cap Growth Fund.
The Board has determined that the interests of shareholders of the Large-Cap Growth Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Large-Cap Growth Fund and its shareholders.
MCM will bear the expenses of the Reorganization, excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization. MCM expects the expenses of the Reorganization, excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization, that will be borne by MCM will be approximately $25,000. Although the Funds hold approximately 98% of the same portfolio securities with similar weightings, the positions of certain holdings of the Large-Cap Growth Fund that are transferred to the Growth Opportunities Fund in connection with the Reorganization may be increased or decreased. The brokerage fees and brokerage expenses associated with the portfolio rebalancing following the Reorganization are expected to be approximately $500.
The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other under other limited circumstances as provided in the Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the Large-Cap Growth Fund and the Growth Opportunities Fund will continue to operate separately, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Large-Cap Growth Fund and its shareholders, including but not limited to liquidation of the Large-Cap Growth Fund.
The Reorganization Agreement provides that the Large-Cap Growth Fund and MST on behalf of the Growth Opportunities Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of the Fund, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Large-Cap Growth Fund in accordance with the provision of the Declaration of Trust and By-laws of the Large-Cap Growth Fund, applicable state law and the 1940 Act; and (2) the Large-Cap Growth Fund and the Growth Opportunities Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.
Shareholders of the Large-Cap Growth Fund as of the Closing Date will receive shares of the Growth Opportunities Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.
Description of the Growth Opportunities Fund’s Shares
Full and fractional shares of the respective class of shares of the Growth Opportunities Fund will be issued to the Large-Cap Growth Fund’s shareholders in accordance with the procedures detailed in the applicable Reorganization Agreement. Shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund in connection with the Reorganization. The Growth Opportunities Fund does not issue share certificates. The shares of the Growth Opportunities Fund to be issued to Large-Cap Growth Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell, Exchange and Convert Shares.” Please note that the Growth Opportunities Fund offers other share classes that are not described in this Proxy Statement/Prospectus.
Reasons for the Reorganization
The primary purposes of the proposed Reorganization of the Large-Cap Growth Fund are to seek to provide the Large-Cap Growth Fund’s shareholders with (i) improved performance, (ii) lower total expenses, (iii) greater assets under management in a single fund by combining two funds with a significant overlap in their portfolio holdings, identical investment objectives, similar investment strategies, and the same portfolio management team into a single fund, and (iv) the ability to eliminate certain costs of running the Large-Cap Growth Fund and Growth Opportunities Fund separately. On May 17, 2011, the Board of Trustees of MST unanimously voted to approve the Reorganization between the Large-Cap Growth Fund and the Growth Opportunities Fund. The Board concluded that the Reorganization would be in the best interests of each of the Large-Cap Growth Fund and Growth Opportunities Fund and their shareholders, and that neither the interests of the Large-Cap Growth Fund’s shareholders nor the interests of the Growth Opportunities Fund’s shareholders would be diluted as a result of the Reorganization.
In arriving at their conclusions, the Board considered, among other things, the following facts:
•	The investment objectives of the Growth Opportunities Fund and the Large-Cap Growth Fund are identical;

•	The expense ratios of the respective classes of the Growth Opportunities Fund were higher than those of the corresponding classes of the Large-Cap Growth Fund based on the fiscal year ended June 30, 2010, but due to (i) the decreases in the advisory fees for the Growth Opportunities Fund that became effective as of October 31, 2010 and as of March 1, 2011, (ii) the decrease in assets of the Large-Cap Growth Fund during and subsequent to the fiscal year ended June 30, 2010, and (iii) the increase in assets of the Growth Opportunities Fund subsequent to the fiscal year end of June 30, 2010, the pro forma total annual fund operating expenses for each class of the Growth Opportunities Fund as of April 29, 2011 are expected to be lower than the current per share operating expenses of each respective class of the Large-Cap Growth Fund;

•	The Reorganization is not likely to have any adverse impact on the expense ratios of the Growth Opportunities Fund;

•	The Growth Opportunities Fund’s performance record over the one- and five-year periods ended December 31, 2010 is superior to that of the Large-Cap Growth Fund; and

•	The costs of the Reorganization (other than brokerage fees and expenses associated with the purchase and sale of portfolio securities) will be borne by MCM.
In addition to the information described above, MCM also provided information to the Board concerning: (1) the specific terms of the Reorganization, including information regarding current comparative and current pro forma expense ratios and information regarding the decline in the net assets of the Large-Cap Growth Fund, which has negatively impacted expense ratios and is likely to further impact such ratios in the future; (2) detailed comparisons of the Funds’ investment objectives, strategies, restrictions and performance; (3) comparative information concerning the existing holdings of each Fund; (4) the expectation that the Reorganization will constitute a tax-free reorganization for federal income tax purposes; and (5) alternatives to the Reorganization considered by MCM.
In light of the foregoing considerations, the Board of Trustees of MST unanimously concluded that (1) the Reorganization is in the best interests of the Large-Cap Growth Fund and (2) the Reorganization would not result in a dilution of the interest of shareholders of the Large-Cap Growth Fund.
Federal Income Tax Consequences
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the Reorganization by the Growth Opportunities Fund, the Large-Cap Growth Fund or the shareholders of the Large-Cap Growth Fund. As a condition to the closing of the Reorganization, the Large-Cap Growth Fund will receive a legal opinion from counsel to that effect. That opinion will be based upon certain representations and warranties made by the Large-Cap Growth Fund and the Growth Opportunities Fund and certifications received from each of the Funds and certain of their service providers.
Immediately prior to the Reorganization, the Large-Cap Growth Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Large-Cap Growth Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards). Such dividends will be included in the taxable income of the Large-Cap Growth Fund’s shareholders.
As of June 30, 2010, the Large-Cap Growth Fund and the Growth Opportunities Fund had unused capital loss carryovers of approximately $26.4 million and $1.4 billion, respectively. Capital loss carryovers are considered valuable because they can offset a fund’s future taxable income and thus reduce the required taxable amount distributable to fund shareholders.
The proposed Reorganization will affect the use of the capital loss carryovers in two respects. The first concerns the “sharing” of them with the shareholders of the Growth Opportunities Fund. If there was no Reorganization, the capital loss carryovers would inure solely to the benefit of the shareholders of the Large-Cap Growth Fund. If the Reorganization occurs, the carryovers of the Large-Cap Growth Fund carry over (subject to the limitations described below) to the Growth Opportunities Fund. That means that any resulting tax benefits inure to all shareholders of the Growth Opportunities Fund (i.e., pre-Reorganization shareholders of the Large-Cap Growth Fund, and pre-Reorganization shareholders of the Growth Opportunities Fund).
The second manner in which the Reorganization will affect the use of the capital loss carryovers concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a “loss corporation” such as the Large-Cap Growth Fund is acquired (as would be the case here), the Code imposes various limitations on the use of loss carryovers following the acquisition. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate for June 2011 is 4.30%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight (8) years in the case of regulated investment companies (such as the Funds). For the Large-Cap Growth Fund, the annual limit would be approximately $1.9 million (based on the total value of the Large-Cap Growth Fund as of May 31, 2011) and these limitations would not result in a forfeiture of the ability to use any of the Large-Cap Growth Fund’s capital losses. Any restrictions on the utilization of capital loss carry forwards will depend on the facts and circumstances at the time of the closing of the Reorganization. However, there is no assurance that such losses would be used even in the absence of the Reorganization. In addition, the shareholders of the Large-Cap Growth Fund would be taxed on its share of any distributed taxable gains after the Reorganization. It should also be noted, however, that, as of June 30, 2010, the Growth Opportunities Fund had capital loss carryovers of approximately $1.4 billion (which may also be subject to restrictions on use due to prior reorganizations), as well as unrealized depreciation of approximately $65 million, which would inure to the benefit of its shareholders, including pre-Reorganization shareholders of the Large-Cap Growth Fund.
You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.
Comparison of Rights of Shareholders
Both the Large-Cap Growth Fund and the Growth Opportunities Fund are series of MST, which is organized as a Delaware statutory trust. Both Large-Cap Growth Fund and Growth Opportunities Fund are governed by the same Declaration of Trust, By-laws and Board of Trustees. As such, there are no material differences in the rights of either Fund’s shareholders.
Shareholder Matters
Shareholder liability is generally limited for shareholders of MST. MST imposes no requirement for shareholder approval of a proposed merger, reorganization, sale of assets, etc., of a Fund. Shareholder approval may be required, however, under the federal securities laws. Neither of the Funds hold annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. Other than special meetings called by the Trustees of MST or by MST’s President or Secretary in accordance with the By-Laws of MST, meetings of the shareholders of either Fund may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least 10% of the outstanding shares of the applicable Fund entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to MST the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of MST shall determine and specify to such shareholders.
Under the laws of the State of Delaware, shareholders of the Large-Cap Growth Fund and the Growth Opportunities Fund do not have appraisal rights in connection with a combination or acquisition of the assets of another fund.
The foregoing is only a summary of certain characteristics of the operations of MST, its relevant corporate governance documents and state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.
Capitalization
The following table shows the capitalization as of May 31, 2011 of the Large-Cap Growth Fund, the Growth Opportunities Fund and on a pro forma basis giving effect to the proposed acquisition of assets at NAV.

	As of May 31, 2011
	Large-Cap	Growth Opportunities	Share Conversion
Class A Shares	Growth Fund	Fund	Adjustment	Pro Forma
Net Assets	12,915,799	389,075,837	—	401,991,636
Net asset value per share	15.67	29.88	—	29.88
Shares outstanding	824,113	13,020,699	(391,857)	13,452,955

	As of May 31, 2011
	Large-Cap	Growth Opportunities	Share Conversion
Class B Shares	Growth Fund	Fund	Adjustment	Pro Forma
Net Assets	371,482	19,443,678	—	19,815,160
Net asset value per share	13.34	27.13	—	27.13
Shares outstanding	27,838	716,797	(14,145)	730,490

	As of May 31, 2011
	Large-Cap	Growth Opportunities	Share Conversion
Class C Shares	Growth Fund	Fund	Adjustment	Pro Forma
Net Assets	2,188,070	86,966,052	—	89,154,122
Net asset value per share	13.47	27.14	—	27.14
Shares outstanding	162,430	3,204,705	(81,808)	3,285,327

	As of May 31, 2011
	Large-Cap	Growth Opportunities	Share Conversion
Class Y Shares	Growth Fund	Fund	Adjustment	Pro Forma
Net Assets	20,563,987	9,756,941	—	30,320,928
Net asset value per share	16.48	30.93	—	30.93
Shares outstanding	1,247,798	315,407	(582,942)	980,263

	As of May 31, 2011
			Growth
	Large-Cap	Large-Cap	Opportunities	Share
	Growth Fund	Growth Fund	Fund	Conversion
Class K Shares*	(Class K)	(Class A)	(Class A)	Adjustment	Pro Forma

Net Assets	8,469,187	12,915,799	389,075,837	—	410,460,823
Net asset value per share	15.72	15.67	29.88	—	29.88
Shares outstanding	538,767	824,113	13,020,699	(647,184)	13,736,395

*	Under the Agreement and Plan of Reorganization, shareholders of Class K shares of the Large-Cap Growth Fund will receive Class A shares of the Growth Opportunities Fund.
INFORMATION ABOUT MANAGEMENT OF THE FUNDS
Investment Advisor
Founded in 1985, Munder Capital Management (“MCM”), 480 Pierce Street, Birmingham, Michigan 48009, is the investment advisor to each of the Large-Cap Growth Fund and the Growth Opportunities Fund. As of March 31, 2011, MCM had approximately $14.5 billion in assets under management.
MCM provides overall investment management for the Large-Cap Growth Fund and Growth Opportunities Fund, provides research and credit analysis concerning the Funds’ portfolio securities and is responsible for all purchases and sales of portfolio securities. Pursuant to a combined investment advisory agreement between MCM and MST, on behalf of the Growth Opportunities Fund and the Large-Cap Growth Fund, the Large-Cap Growth Fund pays MCM an advisory fee of 0.75% of the first $1 billion of average daily net assets, 0.725% of the next $1 billion and 0.70% of average daily net assets in excess of $2 billion and the Growth Opportunities Fund pays MCM an advisory fee of 0.75% of the first $1 billion of average daily net assets, 0.725% of the next $1 billion and 0.70% of average daily net assets in excess of $2 billion. Prior to March 1, 2011, the Growth Opportunities Fund paid MCM and advisory fee of 0.85% of the first $1 billion of average daily net assets and 0.80% of the average daily net assets in excess of $1 billion. Prior to October 31, 2010, the Growth Opportunities Fund paid MCM an advisory fee of 1.00% of the first $500 million of average daily net assets, 0.85% on the next $500 million of average daily net assets and 0.80% of average daily net assets in excess of $1 billion.
Portfolio Managers
The same team of professionals employed by MCM makes investment decisions for both the Large-Cap Growth Fund and the Growth Opportunities Fund. The team consists of Michael P. Gura, Mark A. Lebovitz and Kenneth A. Smith. Mr. Smith makes final investment decisions for each Fund.
Michael P. Gura, CFA, Senior Portfolio Manager, joined MCM in 1995. He has been a member of the Large-Cap Growth Fund’s portfolio management team continuously since 2005, also serving on the team from 2002 to 2004. He has been a member of the Growth Opportunities Fund’s portfolio management team since 2010. Mr. Gura has managed separately managed accounts in MCM’s large-capitalization core growth, large-capitalization growth and multi-capitalization growth investment disciplines since 2002.
Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, joined MCM in 1999. He has been a member of the Large-Cap Growth Fund’s portfolio management team since 2010. He has been a member of the Growth Opportunities Fund’s portfolio management team since 2005. Prior to that time, Mr. Lebovitz provided idea generation and research support in the technology sector for MCM’s equity investment disciplines.
Kenneth A. Smith, CFA, Senior Portfolio Manager, has been continuously employed by MCM since 1999, previously working for MCM from 1996 to 1998. He has been a member of the Large-Cap Growth Fund’s portfolio management team since 2010. He has been a member of the Growth Opportunities Fund’s portfolio management team Fund since 1999. He is the lead manager of MCM’s large-capitalization growth, multi-capitalization growth and growth opportunities equity investment strategies. Mr. Smith served as Director-Technology Investing of MCM from 2004 through 2008.

Additional information about the compensation of members of each portfolio manager, other accounts managed by these individuals, and their ownership of securities in the Funds is available in the Funds’ Statement of Additional Information.
ADDITIONAL INFORMATION ABOUT THE FUNDS
Information about the Large-Cap Growth Fund and the Growth Opportunities Fund is included in: (1) the Prospectus of the Large-Cap Growth Fund (Class A, B, C, K and Y shares) dated October 30, 2010, as supplemented; (2) the Prospectus of the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated October 30, 2010, as amended and restated on March 1, 2011; (3) the SAI for the Large-Cap Growth Fund and Growth Opportunities Fund dated October 31, 2010, as amended and restated on July 5, 2011; (4) the Annual Report for the Large-Cap Growth Fund (Class A, B, C, K and Y shares) dated June 30, 2010; (5) the Semi-Annual Report for the Large-Cap Growth Fund (Class A, B, C, K and Y shares) dated December 31, 2010; (6) the Annual Report for the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated June 30, 2010; and (7) the Semi-Annual Report for the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated December 31, 2010. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge for the Funds by (1) calling (800) 468-6337, (2) writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009, or (3) logging on to www.munderfunds.com.
Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. They may also be inspected and copied at the Chicago Regional Office of the SEC, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549 at prescribed rates.
Required Vote
Proposal 1 — Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Large-Cap Growth Fund, as described below. See “Voting Information.”
THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAVE UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
VOTING INFORMATION
This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Large-Cap Growth Fund on or about August 15, 2011. Only shareholders of record as of the close of business on the Record Date, August 1, 2011, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR the Proposal and FOR any other matters deemed appropriate.
A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Large-Cap Growth Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.

Proxy Solicitation
It is expected that the solicitation of proxies will be primarily by mail and by telephone. Supplemental solicitations may be made by mail or by telephone by officers and representatives of the Large-Cap Growth Fund, MCM and their affiliates or The Altman Group. MCM has retained The Altman Group as the solicitor for the proxies, at an estimated cost of $2,500, plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $1,000. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. MCM may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.
As the Meeting date approaches, certain shareholders of the Large-Cap Growth Fund may receive a telephone call from a representative of The Altman Group if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, The Altman Group representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, The Altman Group representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to The Altman Group, then The Altman Group representative has the responsibility to explain the process, read the Proposal listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although The Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Altman Group will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call The Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.
Vote Required
Proposal 1 — Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Large-Cap Growth Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Large-Cap Growth Fund. Shareholders of the Large-Cap Growth Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.
Quorum
The holders of thirty-three and one-third percent (33 1/3%) of the shares of the Large-Cap Growth Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.
Adjournments
In the event that a quorum is not present or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of the proposal will be voted in favor of adjournment while votes cast against the proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.

Effect of Abstentions and Broker “Non-Votes”
For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting for quorum purposes but which have not been voted. Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities, and will have no effect on a vote for adjournment.
Share Information
There were 2,458,595.115 shares of the Large-Cap Growth Fund outstanding as of the close of business on the Record Date. As of August 1, 2011, to the knowledge of the Funds, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Large-Cap Growth Fund and/or the Growth Opportunities Fund:

		Type of	Percentage of	Percentage of
Name of Fund	Name and Address of Owner	Ownership	Fund	Class

Large-Cap Growth Fund	Dingle & Co c/o Comerica Bank Attn: Mutual Fund Unit/MC3446 P.O. Box 75000/MC3446 Detroit, MI 48275	Record	20.2%	A: 0.0% B: 0.0% C: 0.0% K: 1.2% Y: 50.5%

Large-Cap Growth Fund	Calhoun & Co c/o Comerica Bank Attn Mutual Funds Unit MC 3446 P.O. Box 75000 Detroit, MI 48275-3446	Record	19.8%	A: 0.0% B: 0.0% C: 0.0% K: 87.8% Y: 4.6%

Large-Cap Growth Fund	MLPF&S FBO The Sole Benefit of its Customers Attn Fund Administration (97XXX) 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Record	9.9%	A: 23.6% B: 32.5% C: 22.8% K: 0.0% Y: 1.0%

Large-Cap Growth Fund	SEI Private Trust Co c/o First Hawaiian Bank ID 909 FBO XXXXX5013 One Freedom Valley Dr Oaks, PA 19456	Record	5.9%	A: 0.0% B: 0.0% C: 0.0% K: 0.0% Y: 15.0%

Growth Opportunities Fund	MLPF&S FBO The Sole Benefit of its Customers Attn Fund Administration (97XXX) 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Record	15.5%	A: 13.1% B: 12.3% C: 23.4% R: 5.0% Y: 34.2%
As of the Record Date, each of the Trustees and executive officers owned individually, and owned collectively as a group, less than 1% of the outstanding shares of the Large-Cap Growth Fund.
A party holding in excess of 25% of the outstanding voting securities of the Fund is presumed to be a “control person” (as defined in the 1940 Act) of the Fund, based on the substantial ownership interest held and the party’s resultant ability to influence voting on certain matters submitted for shareholder consideration. As of August 1, 2011, Comerica Bank held, as agent or trustee for its customers, 40.0% of the outstanding shares of the Large-Cap Growth Fund. Comerica Bank,

Comerica Bank Tower, 1717 Main Street, Dallas, Texas 75201, is a subsidiary of Comerica Incorporated, a Delaware corporation.
The votes of the shareholders of the Growth Opportunities Fund are not being solicited since their approval or consent is not necessary for each Reorganization to take place.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Growth Opportunities Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.
PROPOSAL 1
THE BOARD OF TRUSTEES OF THE LARGE-CAP GROWTH FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE LARGE-CAP GROWTH FUND TO THE GROWTH OPPORTUNITIES FUND, THE LIQUIDATION OF THE LARGE-CAP GROWTH FUND AND THE DISTRIBUTION OF SHARES OF THE GROWTH OPPORTUNITIES FUND TO SHAREHOLDERS OF THE LARGE-CAP GROWTH FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

APPENDIX A — FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
The following sections provide more information about each Fund’s principal investment strategies and risks and about other investments, investment techniques and risks that may be applicable to the Funds. For a complete description of the Funds’ principal investment strategies and principal risks please read the information provided under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” in this Proxy Statement/Prospectus.
More Information About the Funds’ Principal Investment Strategies and Risks
A summary description of each Fund’s principal investment strategies and risks are included this Prospectus. Below you will find additional information about each Fund’s principal investment strategies and risks.
Foreign Securities (Both Funds)
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by a Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent a Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If a Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Emerging Markets Investing (Growth Opportunities Fund)
All or part of the Growth Opportunities Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Growth Opportunities Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Growth Opportunities Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
ETFs (Large-Cap Growth Fund)
Traditional ETFs in which the Large-Cap Growth Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Large-Cap Growth Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Large-Cap Growth Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Large-Cap Growth Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Large-Cap Growth Fund Fees and Expenses” in the Annual Fund Operating Expenses table.
Other Investments, Investment Techniques and Risks
MCM may use several types of investments or investment techniques in furtherance of a Fund’s overall investment objective, which MCM does not consider part of its principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by MCM is included in the Munder Funds’ Statement of Additional Information.
Borrowing (Both Funds)
Each Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. Each Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by a Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives (Both Funds)
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. Each Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Funds will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.
The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
Emerging Markets Investing (Large-Cap Growth Fund)
All or part of the Large-Cap Growth Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require the Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
ETFs (Growth Opportunities Fund)
Traditional ETFs in which the Growth Opportunities Fund may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Fund may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses. The impact of these additional expenses, if any, would be shown as part of “Acquired Fund Fees and Expenses” in the Annual Fund Operating Expenses table.
Securities Lending (Both Funds)
Each Fund may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions. When a Fund lends securities, it utilizes a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Fund earns a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.

Short-Term Trading (Both Funds)
From time to time, a Fund may buy and sell the same security within a short period of time. The frequency of trading within the Fund impacts portfolio turnover rates, which are shown in the Financial Highlights.
Short-Term Trading Risk
A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from a Fund’s performance.
Temporary and Defensive Investing (Both Funds)
Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, a Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when a Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
Comparison of Fundamental Investment Restrictions
Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board generally has the ability to change non-fundamental investment policies without a shareholder vote. The Funds’ fundamental investment restrictions are identical except with respect to the fundamental investment restriction concerning concentration as follows:
Each Fund may not “concentrate” its investments in a particular industry (except as provided below), except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction from time to time, provided that, without limiting the generality of the foregoing: (a) this limitation will not apply to a Fund’s investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed as to principal and/or interest by the U.S. government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by the instruments described in clause (ii)); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to the financing activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.
•	The Growth Opportunities Fund will concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses.

APPENDIX B — MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND FINANCIAL HIGHLIGHTS
The Large-Cap Growth Fund’s Management Discussion of Fund Performance and Financial Highlights, which are included in the Large-Cap Growth Fund’s June 30, 2010 Annual Report to Shareholders and Prospectus, respectively, have been incorporated by reference into this Proxy Statement/Prospectus.
The following Management Discussion of Fund Performance and Financial Highlights first appeared in the June 30, 2010 Annual Report to Shareholders of the Munder Growth Opportunities Fund.
Past performance does not guarantee future results. The performance data quoted for the Growth Opportunities Fund represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information for the Growth Opportunities Fund current to the most recent month end, please visit www.munder.com.
Munder Growth Opportunities Fund
A significant portion of the Fund’s assets is likely to be invested in the information technology sector. In addition, the Fund concentrates its investments in Internet-related securities. Investments in both of these areas tend to be relatively volatile. The Fund is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards.
Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2010. The following pie chart illustrates the allocation of the Fund’s investments by sector. The most currently available data regarding portfolio holdings can be found on our website, www.munder.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.
SECTOR ALLOCATION
The performance data contained in the following commentary is based on Class Y Shares of the Fund for the year ended June 30, 2010. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.
Portfolio Management Team: Mark Lebovitz and Kenneth Smith
The Fund had a 25.59% return for the one-year ended June 30, 2010, ahead of the 14.43% return for its S&P 500® benchmark, as well as the 16.02% return for the NASDAQ Composite Index and the 17.10% median return for the Lipper universe of science & technology mutual funds. As was true for its benchmarks, the Fund had its strongest performance during the first nine months of its fiscal year ended June 30, 2010, more than offsetting negative returns during the stock market decline in the last three months.
During the one year ended June 30, 2010, the Fund benefited from its significant overweight of the information technology sector, as well as the relative strength of its holdings in that sector, particularly in the Internet software & services and computers & peripherals segments. Baidu, Inc. (3.6% of the Fund) and Akamai Technologies, Inc. (1.3%) were the key drivers of relative strength in the Internet software & services segment, contributing more than 2.5 percentage points and one percentage point, respectively, to relative performance. The strong performance of these stocks more than offset the negative impact of other holdings in the segment, including Yahoo! Inc. (4.8%). Apple, Inc. (5.5%) and NetApp, Inc. (0.5%) made the most significant contributions to relative performance in the computers & peripherals segment of the Fund, with Apple contributing over one percentage point to the Fund’s relative performance. These positive factors more than offset the relative weakness of QUALCOMM, Inc. (1.5%) in the communications equipment segment, and Microsoft Corp. (3.4%), Shanda Interactive Entertainment and Symantec Corp. in the software segment of the Fund. Both Shanda and Symantec were sold in June.
The consumer discretionary sector also had a positive impact on the Fund’s relative performance, with particularly strong performance from Internet & catalog retail stocks, such as Priceline.com, Inc. (2.5%), Netflix, Inc. (0.5%), Shutterfly, Inc. (0.9%) and Amazon.com, Inc. (2.7%). An overweight of the sector also had a positive impact on relative returns. Other stocks that had a positive impact on the Fund’s relative performance for the year ended June 30, 2010, included 51job, Inc. (2.0%) in the Fund’s industrials sector and Digital Realty Trust, Inc. (1.6%) in the Fund’s financials sector.
Stocks that detracted from relative returns included TD Ameritrade Holding Corp. (1.2%) and eHealth, Inc., sold in April, in the financials sector, and Intermap Technologies Corp. (0.2%) in the industrials sector.
With respect to litigation and administrative proceedings, the Fund benefited from the settlement of numerous class action-related litigation matters and a “fair fund” distribution relating to a Securities and Exchange Commission (“SEC”) administrative proceeding, all of which had significant effects on the Fund’s performance for the period. The Fund routinely participates in class action litigation in which it is an eligible class member by virtue of past Fund investments. The Fund may also from time to time opt out of a class action to pursue a direct claim against an issuer. In addition, the Fund periodically receives a portion of the proceeds collected by the SEC in settlement of an administrative proceeding. During the one year ended June 30, 2010, the Fund received class action and direct litigation settlement proceeds and amounts attributable to an SEC administrative proceeding, which positively impacted the Fund’s return by 5.91%.
Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market . The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and international based common-type stocks listed on the Nasdaq Stock Market. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns. The Lipper universe of science & technology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.
Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Growth Opportunities Fund’s Class A, B, C and Y shares for the past five years ended June 30, 2010. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information for the past five years has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year		Year	Year	Year	Year
Munder Growth Opportunities Fund	Ended		Ended	Ended	Ended	Ended
CLASS A SHARES(a)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)
Net asset value, beginning of period	$17.41		$20.51	$23.41	$19.29	$17.70

Income/(loss) from investment operations:
Net investment loss	(0.39)		(0.33)	(0.37)	(0.37)	(0.24)
Net realized and unrealized gain/(loss) on investments	4.73		(2.77)	(2.53)	4.49	1.75

Total from investment operations	4.34		(3.10)	(2.90)	4.12	1.51

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.06		—	—	—	—

Net asset value, end of period	$21.81		$17.41	$20.51	$23.41	$19.29

Total return (d)	25.33	%(f)	(15.11)%	(12.43)%	21.41%	9.11	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$262,010		$210,683	$283,745	$392,918	$445,453
Ratio of operating expenses to average net assets	2.25%		2.62%	2.08%	2.33%	2.18%
Ratio of net investment loss to average net assets	(1.74)%		(2.10)%	(1.61)%	(1.83)%	(1.19)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers	2.25%		2.62%	2.08%	2.33%	2.18%

(a)	Class A of the Fund commenced operations on August 19, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 8.65% for Class A shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.41% for Class A shares.

	Year		Year	Year	Year	Year
Munder Growth Opportunities Fund	Ended		Ended	Ended	Ended	Ended
CLASS B SHARES(a)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)
Net asset value, beginning of period	$16.04		$19.02	$21.88	$18.16	$16.79

Income/(loss) from investment operations:
Net investment loss	(0.51)		(0.41)	(0.50)	(0.49)	(0.37)
Net realized and unrealized gain/(loss) on investments	4.36		(2.57)	(2.36)	4.21	1.66

Total from investment operations	3.85		(2.98)	(2.86)	3.72	1.29

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.05		—	—	—	—

Net asset value, end of period	$19.94		$16.04	$19.02	$21.88	$18.16

Total return (d)	24.31	%(f)	(15.71)%	(13.07)%	20.47%	8.35	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$14,694		$15,137	$25,728	$35,603	$47,126
Ratio of operating expenses to average net assets	3.01%		3.38%	2.83%	3.08%	2.95%
Ratio of net investment loss to average net assets	(2.51)%		(2.85)%	(2.36)%	(2.59)%	(2.04)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers	3.01%		3.38%	2.83%	3.08%	2.95%

	Year		Year	Year	Year	Year
Munder Growth Opportunities Fund	Ended		Ended	Ended	Ended	Ended
CLASS C SHARES(a)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)
Net asset value, beginning of period	$16.04		$19.03	$21.90	$18.17	$16.80

Income/(loss) from investment operations:
Net investment loss	(0.51)		(0.42)	(0.50)	(0.49)	(0.37)
Net realized and unrealized gain/(loss) on investments	4.37		(2.57)	(2.37)	4.22	1.66

Total from investment operations	3.86		(2.99)	(2.87)	3.73	1.29

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.05

Net asset value, end of period	$19.95		$16.04	$19.03	$21.90	$18.17

Total return (d)	24.38	%(f)	(15.76)%	(13.06)%	20.46%	8.34	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$54,588		$41,302	$58,172	$82,541	$99,230
Ratio of operating expenses to average net assets	3.00%		3.37%	2.83%	3.08%	2.94%
Ratio of net investment loss to average net assets	(2.48)%		(2.85)%	(2.37)%	(2.59)%	(1.99)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers	3.00%		3.37%	2.83%	3.08%	2.94%

(a)	Class B and C shares of the Fund commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 7.87% for Class B shares and 7.87% for Class C shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 18.39% for Class B shares and 18.46% for Class C shares.

	Year		Year	Year	Year	Year
Munder Growth Opportunities Fund	Ended		Ended	Ended	Ended	Ended
CLASS Y SHARES(a)	6/30/10(b)		6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)
Net asset value, beginning of period	$17.94		$21.07	$24.00	$19.72	$18.05

Income/(loss) from investment operations:
Net investment loss	(0.34)		(0.30)	(0.31)	(0.33)	(0.20)
Net realized and unrealized gain/(loss) on investments	4.86		(2.83)	(2.62)	4.61	1.79

Total from investment operations	4.52		(3.13)	(2.93)	4.28	1.59

Short-term trading fees	—		0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Voluntary contribution from Advisor	—		—	—	—	0.08

Fair fund distribution proceeds	0.07

Net asset value, end of period	$22.53		$17.94	$21.07	$24.00	$19.72

Total return (d)	25.59	%(f)	(14.90)%	(12.17)%	21.64%	9.43	%(e)

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$10,752		$11,243	$12,083	$6,841	$6,050
Ratio of operating expenses to average net assets	2.00%		2.36%	1.81%	2.07%	1.93%
Ratio of net investment loss to average net assets	(1.51)%		(1.85)%	(1.34)%	(1.56)%	(0.99)%
Portfolio turnover rate	74%		71%	96%	62%	82%
Ratio of operating expenses to average net assets without expense waivers	2.00%		2.36%	1.81%	2.07%	1.93%

(a)	Class Y shares of the Fund commenced operations on June 1, 1998.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 8.99% for Class Y shares.

(f)	If the Fund had not received litigation and fair fund distribution proceeds, the total return would have been 19.68% for Class Y shares.

APPENDIX C — HOW TO PURCHASE, SELL, EXCHANGE AND CONVERT SHARES
The information in this Appendix C describes in greater detail certain information about Class A, B, C, and Y shares of the Growth Opportunities Fund and other Munder Funds. It does not provide similar information for the Large-Cap Growth Fund.
If you wish to obtain similar information about the Large-Cap Growth Fund, you may obtain the applicable Prospectus, SAI, and/or Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Munder Funds toll-free at (800) 468-6337. To request other information about the Large-Cap Growth Fund and to make shareholder inquiries, please call your financial intermediary or the Munder Funds.
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y shares, you should purchase Class A shares. Effective October 31, 2010, Class B shares are closed to all new sales (other than dividend and capital gain reinvestments relating to Class B shares which will continue to be invested in Class B shares). The Funds may refuse any purchase orders from ineligible investors who select Class B, or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Class B shares are closed to new investors and accounts and additional purchases by existing Class B shareholders. Shareholders owning Class B shares may continue to hold those shares (and any Class B shares acquired pursuant to an exchange or distribution reinvestment) until they automatically convert to Class A shares under the Fund’s existing conversion schedule. Existing shareholders of Class B shares may continue to (i) exchange their Class B shares for Class B shares of other Munder Funds that offer Class B shares and (ii) add to their accounts through the reinvestment of dividends and capital gain distributions generated by current investments in Class B until their conversion to Class A shares.
Any purchase orders for Class B shares of a Fund that are initial investments or that are orders for additional shares (other than an exchange or a distribution reinvestment), including orders made through an active Automatic Investment Plan (AIP), will automatically be invested in Class A shares of the same Fund, without regard to the normal minimum initial investment for Class A shares, but subject to the front-end sales charge that generally applies to Class A shares. Subsequent to such a purchase of Class A shares, a shareholder’s Class A and Class B shares will be combined to determine whether the shareholder meets the minimum required investment in the account. For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. Please see the section of this Prospectus entitled “Front-End Sales Charge Reductions — Rights of Accumulation” for additional information.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:
-	individual and institutional investors who (i) do not invest in the Munder Funds through a financial intermediary and (ii) hold their shares directly with the Munder Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Munder Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Munder Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
The Munder Funds may refuse any purchase orders from ineligible investors who select Class Y shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Munder Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Munder Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Munder Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Munder Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Munder Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Munder Funds determine that doing so would be in the best interest of the Munder Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A & C Shares
Except as provided below, the minimum initial investment for Class A and C shares is $2,500 per Fund for all accounts. The Munder Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Munder Funds whose terms have been negotiated pursuant to procedures adopted by the Munder Funds’ Board of Trustees.
Investment minimums also do not apply to investments in Class A, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Munder Funds.

With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Munder Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2011, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable account minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
You may purchase Class A, C or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class Y shares are only available for purchase by limited types of investors. Effective October 31, 2010 Class B shares of are closed to all new sales (other than dividend and capital gain reinvestments relating to Class B shares which will continue to be invested in Class B shares).
You may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Munder Funds’ distributor can sell you shares of the Munder Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.
You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Munder Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Munder Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Munder Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.
POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Munder Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.

Timing of Orders
Purchase orders must be received by the Munder Funds or an authorized agent of the Munder Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges — Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
		Net Amount
	Offering Price (%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a 1.00% CDSC applies on redemptions made within one year if the Fund’s distributor paid a sales commission at the time of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents or their affiliates that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Munder Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;
6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;

7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Munder Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions — Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Munder Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Munder Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.

For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers — Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”

Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B and C shares.
Payments made under the Plan by Class A, B and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
HOW TO REDEEM SHARES OF THE GROWTH OPPORTUNITIES FUND
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).
You may redeem Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.

By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class R or Y share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.
HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares.
You may exchange Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.
HOW TO CONVERT SHARES
You may convert Class A, B, or C shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charges (CDSCs). The

Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event.
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i)	the NYSE is closed;

(ii)	trading on the NYSE is restricted;

(iii)	an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or

(iv)	the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.
-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.
-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.
Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.

You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.
In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually . It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.
Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.

Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
Foreign Shareholders
Shareholders that are not U.S. persons are generally subject to a 30% withholding tax (or lower rate if a treaty applies) on distributions.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

APPENDIX D — FORM OF AGREEMENT AND PLAN OF REORGANIZATION
MUNDER SERIES TRUST
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of _________, 2011, by Munder Series Trust (“MST”), a Delaware statutory trust, with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Growth Opportunities Fund (“Acquiring Fund”) and on behalf of the Munder Large-Cap Growth Fund (“Acquired Fund”), each a separate series of MST.
     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of Class A, B, C and Y shares of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to or designated in this Agreement in Section 1.1 of this Agreement as the corresponding class of outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.
     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of MST, a registered investment company classified as a management investment company of the open-end type under the Investment Company Act of 1940, as amended (“1940 Act”);
     WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
     WHEREAS, the Board of Trustees of MST have determined, with respect to the Acquiring Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for the corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and (ii) the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
     WHEREAS, the Board of Trustees of MST have also determined, with respect to the Acquired Fund, that (i) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for corresponding Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and (ii) the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND
     1.1 Subject to the requisite approval by Acquired Fund Shareholders (as defined in paragraph 3.1 below) and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (a) to deliver to the Acquired Fund the number of full and fractional Class A, B, C, A, and Y Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”). For purposes of this Agreement, and this paragraph 1.1 in particular, Class K shares of the Acquired Fund shall be deemed to correspond to Class A shares of the Acquiring Fund.

     1.2 The property and assets of MST attributable to the Acquired Fund to be sold, assigned, conveyed transferred and delivered to and acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such stock dividends or other distribution that remain unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.
     1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.
     1.4 Immediately following the actions contemplated by paragraph 1.1, MST shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, MST, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and (b) completely liquidate the Acquired Fund. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, B, C, A, and Y Acquiring Fund Shares to be so credited to Class A, B, C, K, and Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Class A, B, C, and Y Acquiring Fund Shares in connection with the Reorganization.
     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 hereof.
     1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2. VALUATION
     2.1 The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being also referred to herein as the “Valuation Date”), computed using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST’s Board of Trustees.
     2.2 The net asset value of each Class A, B, C, and Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, computed using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST’s Board of Trustees.
     2.3 The number of the Class A, B, C, and Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the corresponding Class A, B, C, K, and Y Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a corresponding Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.
     2.4 All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for MST, and shall be subject to confirmation by Munder Capital Management (“MCM”), MST’s administrator.
3. CLOSING AND CLOSING DATE
     3.1 The Closing Date shall be _______, 20__, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of MST or at such other time and/or place as the parties may agree.
     3.2 MST shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to MST at the Closing a certificate of an authorized officer of the Custodian stating that (a) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two (2) business days prior to or on the Closing Date, and (b) the Custodian has paid such amounts, or set aside such amounts necessary for payment, as it has been instructed by an authorized person of the Funds under the Custody Agreement. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five (5) business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.
     3.3 MST shall direct BNY Mellon Investment Servicing (US) Inc., in its capacity as transfer agent for MST (“Transfer Agent”), to deliver to MST at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of each Acquired Fund Shareholder and the number and percentage ownership of outstanding Class A, B, C, K, and Y shares owned by each such shareholder immediately prior to the Closing. The Secretary of MST shall confirm that (a) the appropriate number of corresponding Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of corresponding Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing MST shall execute such bills of sale, checks, assignments, stock certificates, if any, receipts or other documents as necessary to effect the Reorganization.
     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of MST, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day practicable after the day when trading shall have been fully resumed and reporting shall have been restored.
4. REPRESENTATIONS AND WARRANTIES
     4.1 Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST (on behalf of the Acquired Fund) represents and warrants to the Acquiring Fund as follows:
          (a) The Acquired Fund is duly organized as series of MST, which is a business trust duly organized, validly existing and in good standing under the laws of Delaware, with power under MST’s Declaration of Trust, as amended from time to time (“Declaration”), to own all of its Assets and to carry on its business as it is now being conducted;
          (b) MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, B, C, K, and Y Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;
          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;
          (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
          (e) On the Valuation Date, MST , on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MST, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;
          (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST’s Declaration or by-laws (“By-Laws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquired Fund, is a party or by which it is bound;
          (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;
          (h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MST’s knowledge, threatened against MST, with respect to the Acquired Fund or any of its properties or Assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MST, on behalf of the Acquired Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;
          (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 20__ have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
          (j) Since June 30, 20__, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;
          (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;
          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company (“RIC”), has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;
          (m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;
          (n) The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Board of Trustees of MST, on behalf of the Acquired Fund, and by the approval of the Acquired Fund’s shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and
          (o) The information to be furnished by the Acquired Fund for use in the Registration Statement (as defined in paragraph 5.5) or any other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
     4.2 Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST (on behalf of the Acquiring Fund) represents and warrants to the Acquired Fund as follows:
          (a) The Acquiring Fund is duly organized as a series of MST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under MST’s Declaration, as amended from time to time to own all of its properties and assets and to carry on its business as it is now being conducted;
          (b) MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, B, C, and Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;
          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;
          (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;
          (e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST’s Declaration or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound;
          (r) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MST, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MST, on behalf of the Acquiring Fund, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;
          (g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 20__ have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;
          (h) Since June 30, 20__, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;
          (i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;
          (j) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a RIC, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;
          (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;
          (l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of MST, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;
          (m) The Class A, B, C, and Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and
          (n) The information to be furnished by the Acquiring Fund for use in the Registration Statement (as defined in paragraph 5.5) or other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
     5.2 The Acquired Fund will (a) send appropriate notification to its shareholders of the Acquired Fund regarding the transactions contemplated by this Agreement and (b) call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein
     5.3 The Acquired Fund covenants that the Class A, B, C, and Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
     5.5 MST, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide in a timely manner to MST such information regarding the Acquired Fund as may be necessary for the preparation of the Registration Statement.
     5.6 The Acquiring Fund and the Acquired Fund each shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
     5.7 MST, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (a) vest in and confirm (i) the title and possession of MST, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder, and (ii) the title and possession of MST, on behalf of the Acquiring Fund, of all the Assets, and (b) otherwise to carry out the intent and purpose of this Agreement.
     5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
     The obligations of MST, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MST’s election, to the performance by MST, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
     6.1 All representations and warranties of MST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
     6.2 MST, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an officer of the Acquiring Fund, dated as of the Closing Date, pursuant to which MST, on behalf of the Acquiring Fund, assumes all the Liabilities of the Acquired Fund existing on the Valuation Date;
     6.3 MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by MST’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

     6.4 MST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date; and
     6.5 The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization, in exchange for the number of full and fractional corresponding Acquired Fund Shares, shall have been calculated in accordance with paragraph 1.1.
7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
     The obligations of MST, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MST’s election, to the performance by MST, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
     7.1 All representations and warranties of MST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
     7.2 MST shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities of the Acquired Fund, as of the Closing Date, certified by the Treasurer of MST;
     7.3 MST, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
     7.4 MST, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquired Fund, on or before the Closing Date;
     7.5 The number of full and fractional Acquired Fund Shares in connection with the Reorganization, in exchange for the number of full and fractional corresponding Acquiring Fund Shares, shall have been calculated in accordance with paragraph 1.1; and
     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (b) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MST, on behalf of the Acquired Fund or MST, on behalf of the Acquiring Fund, the other party to this Agreement may, at its option, refuse to consummate the transactions contemplated by this Agreement:
     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of MST’s Declaration and By-Laws, applicable state law and the 1940 Act;
     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the knowledge of MST, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MST to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;
     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
     8.5 MST shall have received the opinion of Dechert LLP, counsel to MST, addressed to MST substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP, counsel to MST, of representations it shall request of MST. Notwithstanding anything herein to the contrary, MST may not consummate the transactions contemplated by this Agreement if this condition is not satisfied.
9. INDEMNIFICATION
     9.1 MST, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.
     9.2 MST, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.
10. BROKERAGE FEES AND EXPENSES
     10.1 MST, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses in connection with the Reorganization as set forth in paragraph 10.2.
     10.2 The expenses relating to the proposed Reorganization will be borne solely by MCM. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a RIC within the meaning of Section 851 of the Code.
11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     11.1 MST, on behalf of the Acquiring Fund and the Acquired Fund, agrees that neither party has made any representation, warranty or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and the Acquired Fund with respect to the Reorganization.
     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION
     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of MST’s Board of Trustees at any time prior to the Closing Date if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.
13. AMENDMENTS
     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MST.
14. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
     14.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
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     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MUNDER SERIES TRUST, on behalf of the Munder Large-Cap Growth Fund
By:
Stephen J. Shenkenberg
Vice President and Secretary

MUNDER SERIES TRUST, on behalf of the Munder Growth Opportunities Fund
By:
Stephen J. Shenkenberg
Vice President and Secretary

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by: MUNDER CAPITAL MANAGEMENT
By:
Peter K. Hoglund
Chief Financial Officer

PART B
Munder Series Trust
Munder Growth Opportunities Fund
Statement of Additional Information
August 12, 2011

Acquisition of the Assets and Liabilities of	By and in Exchange for Shares of
Munder Large-Cap Growth Fund	Munder Growth Opportunities Fund
(“Large-Cap Growth Fund”)	(“Growth Opportunities Fund”)
(a series of MUNDER SERIES TRUST)	(a series of MUNDER SERIES TRUST)
480 Pierce Street, Birmingham, MI 48009	480 Pierce Street, Birmingham, MI 48009
INTRODUCTION
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated August 12, 2011, relating specifically to the proposed transfer of all of the assets of the Large-Cap Growth Fund to the Growth Opportunities Fund in exchange for corresponding or designated shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Large-Cap Growth Fund and the assumption of all the liabilities of the Large-Cap Growth Fund (the “Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to MUNDER SERIES TRUST, 480 Pierce Street, Birmingham, MI 48009, or call (800) 468-6337. The Reorganization will be pursuant to the Agreement and Plan of Reorganization.
Pro forma Financial Information for the Reorganization is not required (because the Large-Cap Growth Fund is less than 10% of the size of the Growth Opportunities Fund) and is not provided.
DOCUMENTS INCORPORATED BY REFERENCE
This Statement of Additional Information consists of these cover pages and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein.
(1)	The Combined Statement of Additional Information of Munder Series Trust dated October 30, 2010, as supplemented and restated July 5, 2011 (previously filed on EDGAR, Accession No. 0001144204-11-039146 for Munder Series Trust); and

(2)	Annual Report to Shareholders of the Large-Cap Growth Fund for the fiscal year ended June 30, 2010 (previously filed on EDGAR, Accession No: 0000950123-10-081689); and

(3)	Semi-Annual Report to Shareholders of the Large-Cap Growth Fund for the fiscal period ended December 31, 2010 (previously filed on EDGAR, Accession No: 0000950123-11-019852);

(4)	Annual Report to Shareholders of Growth Opportunities Fund for the fiscal year ended June 30, 2010 (previously filed on EDGAR, Accession No: 0000950123-10-081689); and

(5)	Semi-Annual Report to Shareholders of the Growth Opportunities Fund for the fiscal period ended December 31, 2010 (previously filed on EDGAR, Accession No: 0000950123-11-019852).
Part B

1

Proxy Card for Munder Series Trust Munder Large-Cap Growth Fund

Proxy for Special Meeting of Shareholders – September 13, 2011
The undersigned revoke(s) all previous proxies and appoint(s) Stephen J. Shenkenberg, Amy D. Eisenbeis and Mary Ann C. Shumaker or any one of them, attorneys, with full power of substitution to vote all shares of the Munder Large-Cap Growth Fund (“Fund”) of Munder Series Trust that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009 on September 13, 2011 at 2:00 p.m., Eastern time, and at any adjournments or postponements thereof.
Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

John Q. Shareholder
FBO Timmy Shareholder
11 Proxy Vote Road
Proxyville, IL, 29455
(shows through window on outbound envelope)
QUESTIONS ABOUT THIS PROXY? Should you have any questions about the proxy materials or regarding how to vote your shares, please contact our proxy information line toll-free at 1-800-331-7487. Representatives are available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.
Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 13, 2011

The proxy statement for this meeting is available at: www.proxyonline.us/docs/munderlcg.pdf

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
Please see the instructions below if you wish to vote by PHONE (live proxy representative or touch-tone phone), by MAIL or via the INTERNET. Please use whichever method is most convenient for you. If you choose to vote via the Internet or by phone, you should not mail your proxy card. Please vote today!

PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1-800-331-7487 and provide the representative with the control number found on the reverse side of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

MAIL:	To vote your proxy by mail, check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.
Options below are available 24 hours a day / 7 days a week

PHONE:	To cast your vote via a touch-tone voting line, call toll-free 1-888-227-9349 and enter the control number found on the reverse side of this proxy card.

INTERNET:	To vote via the Internet, go to www.proxyonline.us and enter the control number found on the reverse side of this proxy card.
Note: Please sign your name exactly as it appears in the registration. If shares are held in the name of two or more persons, in whatever capacity, only ONE need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of a partnership or corporation, please indicate title.

Shareholder sign here              Date

Joint owner sign here               Date

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

Munder Large-Cap Growth Fund

CONTROL NUMBER

123456789123

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR
PROMPT ATTENTION WILL HELP TO AVOID THE EXPENSE OF
FURTHER SOLICITATION.
Remember to sign and date the reverse side before mailing in your vote.
PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

FOR	AGAINST	ABSTAIN
1. To approve or disapprove an Agreement and Plan of Reorganization providing for, among other things, (a) the acquisition of all of the assets of the Large-Cap Growth Fund by the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of Munder Series Trust, in exchange for corresponding or designated shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Large-Cap Growth Fund and the assumption by the Growth Opportunities Fund of all liabilities of the Large-Cap Growth Fund and (b) the subsequent liquidation, termination, and dissolution of the Large-Cap Growth Fund.
☐	☐	☐
THANK YOU FOR VOTING